Pursuant to Rule 497(e)
                                                     1933 Act File No. 333-45040
                                                     1940 Act File No. 811-10103

                         SATUIT CAPITAL MANAGEMENT TRUST


Supplement dated February 27, 2008 to the Satuit Capital Small Cap Fund prospectus dated November 1, 2007.

This supplement is to be used with the prospectus dated November 1, 2007. This supplement together with the prospectus constitutes a current prospectus.

                                 I. PROSPECTUS

"By Telephone" and "By Mail", under the Section "Method of Purchase" currently presented on page 13, are being deleted and replaced with the following disclosure:

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at
(800) 567-4030 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.


                       PLEASE RETAIN FOR FUTURE REFERENCE